BANNER CORPORATION

REALIZE THE POWER OF PARTNERSHIP.

PiperJaffray

West Coast Bank Symposium

November 2, 2016

Newport Coast, CA



Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 26, 2016 as well as the Form 10-K for the year ended December 31, 2015 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$ 9.8B
Deposits	$ 8.1B
Loans	$ 7.5B
Offices	190
Employees	1,950



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
Medford
Salt Lake City
NV
UT
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank

Recent Additions

	2014 Q2 SW Oregon Branches	2015 Q1 Siuslaw Bank	2015 Q4 AmericanWest Bank
Assets	$ 0.2B	$ 0.4B	$ 4.5B
Deposits	$ 0.2B	$ 0.3B	$ 3.6B
Loans	$ 0.1B	$ 0.2B	$ 3.0B
Offices	6	10	98

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)	2015	2030	Growth
Washington	7.2	8.6	20%
Oregon	4.0	4.8	20%
Idaho	1.7	2.0	19%
California	39.1	46.4	19%
Utah	3.0	3.5	16%
Region	55.0	65.4	20%
United States	***321.4***	***363.6***	***13%***

- All 5 Banner states are among 12 fastest growing in the U.S.
- Region has ~17% of U.S. population but will drive ~25% of its growth.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
Utah
2005 to 2015
2015 to 2030
Rank: 11th
7th
16th
8th
8th
9th
24th
10th
1st
15th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
Portland
Eugene
Medford
OR
ID
Boise
MT
WY
Salt Lake City
NV
UT
CO
Sacramento
CA
Los Angeles
San Diego
AZ
NM
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Google

Source: U.S. Census Bureau

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Natural Resources	Weyerhaeuser, TRIMARINE, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley…

the world's 6th largest

economy

Growing revenue

BANNER CORPORATION

Offer super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Included in Forbes 2014: "America's 50 Most Trustworthy Financial Companies"
Received highest rating: *BauerFinancial* Star Rating™
Seattle/Spokane SBA District: Named "Regional Lender of the Year" in 2016 and 2015 Named "Community Lender of the Year" in 2014 and 2013
Released from enhanced regulatory oversight (April 2012)
Repurchased 100% of Senior Preferred Stock (f/k/a TARP): $124 million during 2012

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
09/30/16	250,382	7.4%[1]	134,022	4.1%[1]
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~86% since 2009, a 9.6% compound annual growth rate.
- Including acquisitions, the number of transaction deposit accounts has more than doubled.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
400
350
300
250
200
150
100
50
0
Interest Bearing
Non-Interest Bearing
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

[1] Year-over-year growth rates exclude accounts acquired from American West Bank, while number of accounts include them.

Growing revenue

Grow core revenue

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/16	$ 117M	74.3%	$ 455M	79.9%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
Other Income
Net Interest Income
120
100
80
60
40
20
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Grow deposit fees

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/16	$ 12.9M	32.6%	$ 50.1M	40.2%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
24
20
16
12
8
4
0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix



12/31/2009
Securities 14%
Consumer 7%
Res Mortgage 16%
Res Const/Dev 12%
CRE Investor 21%
CRE Owner 11%
Coml & Ag 19%



09/30/2016
Securities 16%
Consumer 7%
Res Mortgage 10%
Res Const/Dev 6%
CRE Investor 28%
CRE Owner 15%
Coml & Ag 18%

$ Billions	12/09	09/16
Securities	0.6	1.4
Coml & Ag	0.9	1.6
CRE Owner	0.5	1.3
CRE Investor	0.9	2.5
Res Const/Dev	0.5	0.5
Res Mortgage	0.7	0.8
Consumer	0.3	0.7
Total	4.4	8.8

Improve Funding Mix



12/31/2009
Non-Interest Bearing 14%
Interest Bearing and Savings 31%
FHLB & Other 10%
Certificates of Deposit 45%



09/30/2016
Non-Interest Bearing 38%
Interest Bearing and Savings 45%
FHLB & Other 3%
Certificates of Deposit 14%

$ Billions	12/09	09/16
Non-Interest	0.6	3.2
Interest Bearing	1.3	3.8
CDs	2.0	1.1
FHLB & Other	0.4	0.3
Total	4.3	8.4

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
09/30/16	$ 6,989 M	91.1%	86%
12/31/09	$ 1,924 M	16.8%	50%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
1
2
3
4
5
6
7
8
9
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Reduce deposit costs

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
09/30/16	$ 2.8 M	0.14%	$ 11.6 M	0.14%
12/31/09	$ 17.7 M	1.83%	$ 83.2 M	2.21%



Loan Yield
Deposit Cost
Loan-Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
09/30/16	93%
12/31/09	98%



Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Deposits
Loans
Loan-to-Deposit Ratio
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
9
8
7
6
5
4
3
2
1
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
09/30/16	$ 94M	4.15%	$370M	4.13%
12/31/09	$ 39M	3.53%	$146M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



8%
7%
6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

AmericanWest provides scale.
Per the original transaction metrics:

- Cost synergies: $ 37.5 million
- One-time charges: $ 50.0 million

Spending carefully

Control core operating expense				
Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
09/30/16	$ 77M	74.5%	$312M	87.0%
12/31/09	$ 31M	-10.1%	$132M	-2.5%


100%
90%
80%
70%
60%
50%
Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16


Millions
90
80
70
60
50
40
30
20
10
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
Other
Information
Occupancy
Compensation
Efficiency Ratio
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

BANNER CORPORATION

Minimize nonperforming assets

Quarter Ending	NPLs Amount	NPLs % of TA	OREO Amount	OREO % of TA
09/30/16	$ 27M	0.36%	$ 5M	0.06%
12/31/09	$214M	5.53%	$ 78M	2.01%



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
ALLL to Total Loans
Banner
Peer Top Quartile
Peer Median
*
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

* At 09/30/16, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.60%.



Millions
350
300
250
200
150
100
50
0
Other Real Estate Owned
Nonperforming Loans
ALLL
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE/TA
09/30/16	11.68%	11.03%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV

Quarter Ending	Stock Price[1]	TBV	Price / TBV
09/30/16	$ 44.52	$ 31.14	143%
06/30/10	$ 15.07	$ 29.03	52%



$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

Maintain favorable stock price to EPS

Quarter Ending	Stock Price[1]	EPS LTM	P/E Ratio
09/30/16	$ 44.52	$ 2.04	21.9x
06/30/10	$ 15.07	$ -8.06	n/m



$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
Earnings LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16

[1] Average closing price for the month following quarter-end.

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved